EXECUTION VERSION

FIRST AMENDMENT TO THE
RECEIVABLES FINANCING AGREEMENT

This FIRST AMENDMENT TO THE RECEIVABLES FINANCING AGREEMENT (this “Amendment”), dated as of May 19, 2020, is entered into by and among the following parties:
i.O&M FUNDING LLC, as Borrower (the “Borrower”);
ii.OWENS & MINOR MEDICAL, INC., as initial Servicer (the “Servicer”); and
iii.PNC BANK, NATIONAL ASSOCIATION (“PNC”), as Lender and Administrative Agent (in such capacity, the “Administrative Agent”).
Capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings assigned thereto in the Receivables Financing Agreement described below.
BACKGROUND
A. The parties hereto and PNC Capital Markets LLC (the “Structuring Agent”) have entered into a Receivables Financing Agreement, dated as of February 19, 2020 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Receivables Financing Agreement”).
B. Concurrently herewith, the Borrower, PNC and the Structuring Agent are entering into the Amended and Restated Fee Letter, dated as of the date hereof (the “Fee Letter”).
C. Concurrently herewith, the Borrower, PNC and the Servicer are entering into a First Amendment to the Deposit Account Control Agreement, dated as of the date hereof (the “DACA Amendment”).
E. The parties hereto desire to amend the Receivables Financing Agreement as set forth herein.
NOW, THEREFORE, with the intention of being legally bound hereby, and in consideration of the mutual undertakings expressed herein, each party to this Amendment hereby agrees as follows:
SECTION 1. Amendments to the Receivables Financing Agreement. The Receivables Financing Agreement is hereby amended as follows:
(a) The definition of “Minimum Funding Threshold”, as set forth in Article 1.01 of the Receivables Financing Agreement, is hereby amended and restated as follows:

“Minimum Funding Threshold” means (i) on any day prior to July 1, 2020, $0 and (ii) on any day on and after July 1, 2020, an amount equal to the lesser of (a) the product of (x) 80.00% times (y) the Facility Limit at such time and (b) the Borrowing Base at such time.
(b) Schedule II-A is replaced in its entirety with Schedule II-A attached hereto.
SECTION 2. Representations and Warranties of the Borrower and Servicer. The Borrower and the Servicer hereby represent and warrant to each of the parties hereto as of the date hereof as follows:
(a) Representations and Warranties. The representations and warranties made by it in the Receivables Financing Agreement and each of the other Transaction Documents to which it is a party are true and correct as of the date hereof.
(b) Enforceability. The execution and delivery by it of this Amendment, and the performance of its obligations under this Amendment, the Receivables Financing Agreement (as amended hereby) and the other Transaction Documents to which it is a party are within its organizational powers and have been duly authorized by all necessary action on its part, and this Amendment, the Receivables Financing Agreement (as amended hereby) and the other Transaction Documents to which it is a party are its valid and legally binding obligations, enforceable in accordance with its terms.
(c) No Event of Default. No Event of Default or Unmatured Event of Default has occurred and is continuing, or would occur as a result of this Amendment or the transactions contemplated hereby.
SECTION 3. Effect of Amendment; Ratification. All provisions of the Receivables Financing Agreement and the other Transaction Documents, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Receivables Financing Agreement (or in any other Transaction Document) to “this Receivables Financing Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Receivables Financing Agreement shall be deemed to be references to the Receivables Financing Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Receivables Financing Agreement other than as set forth herein. The Receivables Financing Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects.
SECTION 4. Effectiveness. This Amendment shall become effective as of the date hereof, subject to the satisfaction of each of the following conditions precedent:

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(a) receipt by the Administrative Agent of counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto;
(b) receipt by the Administrative Agent of counterparts of the Fee Letter (whether by facsimile or otherwise) executed by each of the parties thereto; and
(c) evidence received by the Administrative Agent that the “Amendment Fee” under and as defined in the Fee Letter has been paid in fully in accordance with the terms of the Fee Letter.
SECTION 5. Severability. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 6. Transaction Document. This Amendment shall be a Transaction Document for purposes of the Receivables Financing Agreement.
SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart hereof by facsimile or other electronic means shall be equally effective as delivery of an originally executed counterpart.
SECTION 8. GOVERNING LAW AND JURISDICTION.
(a) THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF), EXCEPT TO THE EXTENT THAT THE PERFECTION, THE EFFECT OF PERFECTION OR PRIORITY OF THE INTERESTS OF ADMINISTRATIVE AGENT OR ANY LENDER IN THE COLLATERAL IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK).
(b) EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO (I) WITH RESPECT TO THE BORROWER AND THE SERVICER, THE EXCLUSIVE JURISDICTION, AND (II) WITH RESPECT TO EACH OF THE OTHER PARTIES HERETO, THE NON-EXCLUSIVE JURISDICTION, IN EACH CASE, OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, AND EACH

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PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING (I) IF BROUGHT BY THE BORROWER, THE SERVICER OR ANY AFFILIATE THEREOF, SHALL BE HEARD AND DETERMINED, AND (II) IF BROUGHT BY ANY OTHER PARTY TO THIS AMENDMENT, MAY BE HEARD AND DETERMINED, IN EACH CASE, IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. NOTHING IN THIS SECTION 8 SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY OTHER CREDIT PARTY TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR THE SERVICER OR ANY OF THEIR RESPECTIVE PROPERTY IN THE COURTS OF OTHER JURISDICTIONS. EACH OF THE BORROWER AND THE SERVICER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.
SECTION 9. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Receivables Financing Agreement or any provision hereof or thereof.
[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first above written.

O&M FUNDING LLC, as Borrower By: Name: Title:

OWENS & MINOR MEDICAL, INC., as the Servicer By: Name: Title:

S-1

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent By: Name: Title:

PNC BANK, NATIONAL ASSOCIATION, as Lender By: Name: Title:

S-2

SCHEDULE II-A
Lock-Boxes, Collection Accounts and Collection Account Banks

Collection Account Bank	Account Number	Lockbox
Bank of America	180533554	Lockbox - Dallas (subaccount)
Bank of America	3750239306	Lockbox - Atlanta (subaccount)
Bank of America	1233712796	Lockbox - Los Angeles (subaccount)
Bank of America	3756557820	Lockbox - Chicago (subaccount)
Bank of America	3756597534	Lockbox - Boston (subaccount)
Bank of America	4427140044	N/A
Truist Bank	201143739	Lockbox - Baltimore
Truist Bank	201652315	Lockbox - Custom
Truist Bank	1000025408195	N/A
Truist Bank	1000162128028	N/A
PNC Bank	5303777012	Lockbox – Pittsburgh
PNC Bank	5303676502	Lockbox – Pittsburgh
PNC Bank	5303676529	Lockbox - Pittsburgh
PNC Bank	5303676537	Lockbox – Pittsburgh